UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

November 25, 2014

TIBCO Software Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-26579	77-0449727
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3303 Hillview Avenue

Palo Alto, California 94304-1213

(Address of principal executive offices, including zip code)

(650) 846-1000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On November 25, 2014, the Court of Chancery in the State of Delaware issued a memorandum opinion in the consolidated class action In re TIBCO Software Inc. Stockholders Litigation. Among other things, the Court of Chancery denied plaintiff’s request to enjoin the pending merger between TIBCO Software Inc. and an affiliate of Vista Equity Partners. The full text of the memorandum opinion is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	In re TIBCO Software Inc. Stockholders Litigation Memorandum Opinion

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIBCO SOFTWARE INC.

By:	/s/ William R. Hughes
William R. Hughes
Executive Vice President, Chief Administrative Officer and General Counsel

Date: November 26, 2014

EXHIBIT INDEX

Exhibit No.	Description

99.1	In re TIBCO Software Inc. Stockholders Litigation Memorandum Opinion